UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 11, 2004

                             Zoom Technologies, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-18672                                   51-0448969
                -------                            ----------------------
           (Commission File Number)         (I.R.S. Employer Identification No.)

            207 South Street, Boston, MA                       02111
      ----------------------------------------            ---------------
      (Address of Principal Executive Offices)               (Zip Code)

                              (617) 423-1072
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)

       (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
       (c) Exhibits.

Exhibit Number       Description
--------------       -----------
    99.1             Press release dated February 11, 2004 of Zoom Technologies,
                     Inc. (the "Company") announcing its financial results for the fourth quarter ended December 31, 2003.

Item 12.  Results of operations and financial condition.

     On February 11, 2004, the Company issued a press release announcing its financial results for the fourth quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     Limitation on Incorporation by Reference. The information furnished in this
Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2004            ZOOM TECHNOLOGIES, INC.



                                    By:    /s/ Robert A. Crist
                                        --------------------------
                                            Robert A. Crist, Chief
                                            Financial Officer

                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
    99.1             Press release dated February 11, 2004 of Zoom Technologies,
                     Inc. (the "Company") announcing its financial results for the fourth quarter ended December 31, 2003.

                                  EXHIBIT 99.1

Zoom Technologies Reports Higher Sales and Profit for the Fourth Quarter of 2003
--------------------------------------------------------------------------------

     Boston, February 11, 2004 -Zoom Technologies, Inc. (NASDAQ: ZOOM), a leading manufacturer of modems and other data communication products, today reported net income of $757 thousand or $.09 per diluted share for its fourth quarter ending December 31, 2003, a positive income swing of $1.3 million from Zoom's net loss of $529 thousand or $.07 per diluted share in the fourth quarter of 2002.

     Zoom's net sales were $9.2 million for the fourth quarter of 2003, up 11.5% from $8.2 million for the fourth quarter of 2002, due primarily to dramatic growth in ADSL modem sales.

     Zoom's net loss for the year 2003 was $668 thousand or $.08 per diluted share on sales of $33.3 million, compared to a net loss of $5.1 million or $.65 per diluted share on sales of $37.3 million for 2002. Zoom incurred losses in the first two quarters of 2003, and then became profitable in the last two quarters of 2003 as ADSL modem sales grew and Zoom's costs declined.

     Gross profit was $3.4 million or 36.6% of net sales in the fourth quarter of 2003 compared to $2.4 million or 29.1% of net sales in the fourth quarter of 2002. The improved gross profit dollars and percentage reflect the impact of product cost improvements and the increased dollar value of European sales due to the strength of the euro and the pound.

     Operating expenses were $2.6 million or 28.6% of net sales in the fourth quarter of 2003 compared to $2.9 million or 35.2% of net sales in the fourth quarter of 2002. The decline in operating expenses was primarily due to lower employee-related operating expenses as Zoom's worldwide headcount dropped from 185 to 159 from December 31, 2002 to December 31, 2003.

     Zoom's cash balance on December 31, 2003 was $9.9 million, up from $7.6 million on December 31, 2002. On December 31, 2003 Zoom's current ratio was 5.6.

     "We are particularly encouraged by the growth of our ADSL modem business, which has increased for 8 straight quarters, more than quadrupling in revenues to $2.2 million from Q4 2002 to Q4 2003," said Frank Manning, Zoom's President and CEO. "Europe is particularly strong for us, and we are also seeing good growth in the US and Asia. Our DSL customers now include European retailers, Internet Service Providers, and even telephone operating companies. We plan to extend our ADSL product line to include wireless networking and Voice over IP. While we are encouraged by our progress in the ADSL modem market, the overall market for dial-up modems sold by retailers, an important part of our business, has continued to decline."

     "We are focusing our development efforts primarily in the ADSL, dial-up modem, dialer, and Voice over IP areas, with exciting product introductions planned throughout 2004. We also remain committed to our other Internet access product lines, including cable modems."

     "Overall our business has been running efficiently. Operating costs are down, inventory turns are up, receivables collections are good, and our cash position is strong."

Zoom has scheduled a Q4 2003 earnings conference call for Wednesday February 11th at 5:00 p.m. Eastern Time. You may access the conference call by dialing
(800) 915-4836 for calls made within the United States and dialing (973) 317-5319 for calls outside the United States. The call will also be simulcast to stock analysts and other interested parties on Zoom's website (www.zoom.com/Q4) and other financial and investor-oriented websites via the CCBN / StreetEvents network. Shortly after the conference call, a recorded broadcast will be available on Zoom's website. For additional information, please contact Investor Relations, Zoom Technologies, 207 South Street, Boston, MA 02111, telephone
(617)   423-1072,   email   investor@zoom.com,   or  visit  Zoom's   website  at
www.zoom.com.

This release contains forward-looking information relating to Zoom's plans, expectations and intentions, including statements relating to Zoom's plans for developing and introducing products, Zoom's growth and success in ADSL modem sales, Zoom's ADSL prospects and momentum. Actual results may be materially different from those expectations as a result of known and unknown risks, including Zoom's potential future losses; Zoom's ability to obtain additional financing for working capital and other purposes; Zoom's prospects in the dial-up modem market, which has the potential for reduced sales, lower margins, and less favorable selling terms; the uncertainty of market growth of cable and ADSL modem markets, and the uncertainty of Zoom's ability to more successfully penetrate those markets, which have been challenging markets with significant barriers to entry; Zoom's ability to effectively manage its inventory; uncertainty of new product development and introduction, including budget overruns, project delays and the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated, and other delays in shipments of products; Zoom's dependence on one or a limited number of suppliers for certain key components; rapid technological change; competition; and other risks set forth in Zoom's filings with the Securities and Exchange Commission. Zoom cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Zoom expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Zoom's expectations or any change in events, conditions or circumstance on which any such statement is based.

                             ZOOM TECHNOLOGIES, INC.
                           Consolidated Balance Sheets
                                  In thousands
                                   (Audited)

                                                     Dec 31,            Dec 31,
                                                      2003               2002
--------------------------------------------------------------------------------

Assets

Current assets:

        Cash                                          $ 9,904           $ 7,612
        Accounts receivable, net                        3,945             3,714
        Inventories, net                                4,771             6,783
        Prepaid expenses and other                        435             1,038
--------------------------------------------------------------------------------

               Total current assets                    19,055            19,147

Property and equipment, net                             2,919             3,486

--------------------------------------------------------------------------------
               Total assets                           $21,974           $22,633
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

        Accounts payable                              $ 2,172           $ 2,407
        Accrued expenses                                1,012             1,207
        Current portion of long-term debt                 224               192
--------------------------------------------------------------------------------
               Total current liabilities                3,408             3,806

        Long-term debt                                  5,096             5,342
--------------------------------------------------------------------------------
               Total liabilities                        8,504             9,148
--------------------------------------------------------------------------------
Stockholders' equity:

        Common stock and additional paid-in capital    28,581            28,245
        Treasury stock                                     (7)               (2)
        Retained earnings (deficit) and
         foreign currency translation                 (15,104)          (14,758)
--------------------------------------------------------------------------------
               Total stockholders' equity              13,470            13,485
--------------------------------------------------------------------------------
               Total liabilities &
               Stockholders' equity                   $21,974           $22,633
--------------------------------------------------------------------------------

                                  ZOOM TECHNOLOGIES, INC.
                          Consolidated Statements of Operations
                            In thousands,except per share data
                                       (Audited)

                                                   Three Months Ending          Years Ending
                                                 ----------------------     -------------------
                                                12/31/03       12/31/02     12/31/03   12/31/02
-----------------------------------------------------------------------------------------------
Net sales                                         $9,157       $ 8,215       $33,335    $37,274
Cost of goods sold                                 5,804         5,822        23,120     27,937
-----------------------------------------------------------------------------------------------

    Gross profit                                   3,353         2,393        10,215      9,337

Operating expenses:
    Selling                                        1,306         1,360         5,271      5,848
    General and administrative                       705           817         3,117      3,405
    Research and development                         612           716         2,767      3,527
-----------------------------------------------------------------------------------------------
    Total operating expenses                       2,623         2,893        11,155     12,780
-----------------------------------------------------------------------------------------------
    Operating profit (loss)                          730          (500)         (940)    (3,443)

Other income (expense), net                           27           (27)          272         67
------------------------------------------------------------------------------------------------
    Income(loss) before income taxes                 757          (527)         (668)    (3,376)

Income tax expense(benefit)                            -             2             -      2,015
------------------------------------------------------------------------------------------------
    Income (loss) before extraordinary gain          757          (529)         (668)    (5,391)

Extraordinary gain                                     -             -             -        255
------------------------------------------------------------------------------------------------
    Net income (loss)                             $  757       $  (529)      $  (668)   $(5,136)
------------------------------------------------------------------------------------------------

Basic earnings (loss) per share:

    Earnings (loss) per share before
      extraordinary gain                          $ 0.09        $ (0.07)    $  (0.08)   $ (0.68)
    Extraordinary gain                                 -              -            -       0.03
    Earnings (loss) per share                     $ 0.09        $ (0.07)    $  (0.08)   $ (0.65)
------------------------------------------------------------------------------------------------
Diluted earnings (loss) per share:

    Earnings (loss) per share before
      extraordinary gain                          $ 0.09        $ (0.07)    $  (0.08)   $ (0.68)
    Extraordinary gain                                 -              -            -       0.03
    Earnings (loss) per share                     $ 0.09        $ (0.07)    $  (0.08)   $ (0.65)
------------------------------------------------------------------------------------------------
Weighted average number of shares outstanding:

        Basic                                      7,970          7,861        7,883      7,861
        Diluted                                    8,593          7,861        7,883      7,861
------------------------------------------------------------------------------------------------